Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	7,098.35
Total Transaction Valuation	51,400,103.00
Total Offset Amount	0
Net Fee	$ 7,098.35